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                                                                   Exhibit 10.67

                                                                  EXECUTION COPY

                           COLLATERAL AGENCY AGREEMENT

     This COLLATERAL AGENCY AGREEMENT (this "AGREEMENT") is made as of June 18, 2004, among (i) The Bank of New York, as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Noteholders (as defined below), (ii) the Noteholders, (iii) iBASIS, Inc., a Delaware corporation (the "BORROWER"), (iv) iBASIS Global, Inc., a Delaware corporation ("iBASIS GLOBAL"), (v) iBASIS Securities corporation, a Massachusetts corporation ("iBASIS SECURITIES"), and
(vi) iBASIS Holdings, Inc., a Delaware corporation ("iBASIS HOLDINGS", and, together with the iBASIS Global and iBASIS Securities, the "SUBSIDIARY GUARANTORS", and collectively with the Borrower, the "COMPANIES").

     WHEREAS, pursuant to that certain Indenture (the "INDENTURE"), dated as of June 18, 2004, by and between the Borrower and the Collateral Agent, the Borrower has issued its 8% Secured Convertible Notes due 2007 (the "NEW SECURED NOTES") in an aggregate principal amount of $29,000,000;

     WHEREAS, the Companies and the Collateral Agent have entered into certain security agreements and related documents pursuant to which each Company has granted or agreed to grant to the Collateral Agent, for its benefit and the equal and ratable benefit of the Noteholders, a security interest in and lien upon the Collateral (as defined below);

     WHEREAS, the parties hereto wish to set forth their relative rights and priorities with respect to the Collateral as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

     1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

     ACT. See Section 2.2.

     ACTIONABLE DEFAULT. Any Event of Default under and as defined in the Indenture.

     COLLATERAL. Any of the properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, of the Companies in which the Companies have at the time of reference granted a Lien to the Collateral Agent to secure any of the Noteholder Debt and which has not been released pursuant to the terms hereof.

     COLLATERAL AGENT. As defined in the preamble hereto unless and until a successor Collateral Agent shall have been appointed pursuant to Section 5.3 hereof, and thereafter "Collateral Agent" shall mean such successor Collateral Agent.

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     CREDIT DOCUMENTS. Collectively, this Agreement, the New Secured Notes, and the Security Documents (as defined herein).

     CREDIT AGREEMENT. The Loan and Security Agreement, dated as of December 29, 2003, among the Company, iBASIS Global, Inc, and the Senior Lender, together with the related documents thereto (including, without limitation, any notes, guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

     DEMAND NOTEHOLDERS. The Noteholders holding New Secured Notes in an outstanding principal amount greater than 25% of the total outstanding principal amount of all New Secured Notes.

     NOTEHOLDER DEBT. The aggregate outstanding principal amount of the New Secured Notes, plus accrued interest.

     EXPOSURE. With respect to any Noteholder, the outstanding principal amount of New Secured Notes held by such Noteholder.

     INDEBTEDNESS. With respect to any Person, all obligations, contingent or otherwise, which in accordance with generally accepted accounting principles are required to be classified upon the balance sheet of such specified Person as liabilities.

     INDENTURE. As defined in the Recitals hereto.

     INTERCREDITOR AGREEMENT. The Intercreditor Agreement, dated as of June 18, 2004, among the Borrower, the Subsidiary Guarantors, the Senior Lender, the Collateral Agent, and each of the Creditors from time to time party thereto, as amended, restated or supplemented from time to time in accordance with the terms thereof.

     LIEN. Any consensual mortgage, security deed, deed of trust, pledge, lien, security interest or other voluntary encumbrance, whether now existing or hereafter created, acquired or arising.

     NEW SECURED NOTES. As defined in the Recitals hereto.

     NOTEHOLDERS. Each of the parties that from time to time holds the New Secured Notes, issued pursuant to the that certain Note Purchase Agreement, dated as of June 18, 2004, by and among the Borrower and the Purchasers names therein, pursuant to which the Borrower issued and sold an aggregate principal amount of $29,000,000 of its New Secured Notes.

     NOTICE OF ACTIONABLE DEFAULT. A notice by the Noteholders delivered to the Collateral Agent, stating that an Actionable Default has occurred. A Notice of Actionable Default shall be deemed to have been given when the notice referred to in the preceding sentence has

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actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received from the notifying party a notice withdrawing such notice. A Notice of Actionable Default shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.

     PERSON. Any individual, partnership, joint venture, limited liability company, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     RATABLE SHARE. With respect to each Noteholder, the percentage obtained by dividing such Noteholder's Exposure by the Total Exposure.

     REQUIRED NOTEHOLDERS. The Noteholders holding New Secured Notes in an aggregate outstanding principal amount greater than 50% of the total outstanding principal amount of all New Secured Notes.

     SECURED OBLIGATIONS. Collectively, the Noteholder Debt, any Obligations owing to the Collateral Agent pursuant to any of the Credit Documents and the obligations of the Companies owing to the Collateral Agent hereunder.

     SECURED PARTIES. The Collateral Agent for its benefit as Collateral Agent and for the benefit of each of the Noteholders.

     SECURITY AGREEMENTS. Collectively, (i) the Security Agreement, dated as of June 18, 2004, between the Borrower and the Collateral Agent, (ii) the Security Agreement, dated as of June 18, 2004, between iBASIS Global and the Collateral Agent, (iii) the Security Agreement, dated as of June 18, 2004, between iBASIS Securities and the Collateral Agent, (iv) the Security Agreement, dated as of June 18, 2004, between iBASIS Holdings and the Collateral Agent, (v) the Intellectual Property Security Agreement, dated as of June 18, 2004, between the Borrower and the Collateral Agent, and (vi) any other security agreement executed and delivered by the Borrowers, the Subsidiary Guarantors and the Collateral Agent.

     SECURITY DOCUMENTS. Collectively, the Security Agreements and any other agreements, guarantees and other documents executed in connection with the Security Agreements.

     SENIOR LENDER. Silicon Valley Bank, a California chartered bank.

     SENIOR LOAN AGREEMENT. The Amended and Restated Loan and Security Agreement dated as of December 30, 2002, by and among the Borrower and the Senior Lender.

     TOTAL EXPOSURE. The sum of all Noteholders' Exposure.

     1.2. TERMS GENERALLY. The definitions in Section 1.2 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require.

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            2. RECOURSE OF SECURED PARTIES; ACTS OF SECURED PARTIES.

     2.1. RECOURSE OF SECURED PARTIES. Each of the Secured Parties acknowledges and agrees that (i) it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral and (ii) the Collateral Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions from the Required Noteholders in accordance with Section 2.2 hereof. Nothing contained herein shall restrict the Noteholders' rights to pursue remedies, by proceedings in law and equity, to collect principal or interest due under the terms of the Indenture or the New Secured Notes, or to enforce payments under and the performance of and provisions of the Indenture or the New Secured Notes, to the extent that such remedies do not relate to the Collateral or interfere with the Collateral Agent's right to take action hereunder or under the Security Documents.

     2.2. ACTS OF SECURED PARTIES.

     Except as provided in Section 3 hereof, any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Noteholder, may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Collateral Agent and signed by or on behalf of such Noteholder and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the Persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of any Noteholders if such Act purports to be taken by or on behalf of such Noteholders, and nothing in this Section 2.2 or elsewhere in this Agreement shall be construed to require the Collateral Agent to demonstrate that it has been authorized by the Required Noteholders or the Demand Noteholders, as appropriate, to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of the Noteholders.

     2.3. INTERCREDITOR AGREEMENT. Nothwithstanding any of the provisions contained herein, each of the Secured Parties agrees to be bound by, and agrees that its rights and remedies hereunder and under any of the Security Documents shall be subject in all respects to the provisions of the Intercreditor Agreement.

                         3. DUTIES OF COLLATERAL AGENT.

     3.1. ACTIONS UNDER SECURITY DOCUMENTS. The Collateral Agent shall not have any duties or obligation under, and shall not be obligated to take any action under, this Agreement or any of the Security Documents except for the performance of such duties as are specifically set forth herein or therein. No implied duties shall be read into this Agreement or any of the Security Documents on the part of the Collateral Agent. Subject to the provisions of this
Section 3 and Section 5 hereof, the Collateral Agent shall take any action under or with respect to the Security Documents which is requested by the Required Noteholders or, if after the occurrence of an Actionable Default, the Demand Noteholders, and which is not

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inconsistent with or contrary to the provisions of this Agreement or the Credit
Documents; PROVIDED that the Collateral Agent shall not amend or waive any provision of the Security Documents except in accordance with Section 9 hereof. The Collateral Agent shall give notice to each of the Noteholders: (a) upon receipt of a Notice of Actionable Default or cancellation of any Notice of Actionable Default, (b) upon receipt of a written notice of a default under any security document pursuant to which the Companies have granted a lien to a lender other than to the Senior Lender under the Senior Loan Agreement or the Noteholders and (c) in the event the Collateral Agent elects to waive a material delivery requirement under the Security Documents. At any time when a Notice of Actionable Default shall have been given and shall be outstanding, the Collateral Agent shall, subject in all cases to the provisions of this Section 3 and Section 5 hereof, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Security Documents or any of them in accordance with any specific written instructions received from the Demand Noteholders. The Required Noteholders may direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or for the appointment of a receiver, or to direct the taking or refraining from taking of any action authorized by this Agreement or any Security Document; provided that such direction shall not conflict with any provision of law or this Agreement. The Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement, the Security Documents or the other Credit Documents, may not lawfully be taken or would involve it in personal liability. Notwithstanding any term hereof or in any Security Agreement to the contrary, the Collateral Agent shall not in any instance be required to take any such action pursuant to this Agreement or any of the Security Documents (whether at the direction of the Demand Noteholders or otherwise) that it reasonably determines may cause it to incur or risk any cost, expense or liability for which it is not adequately indemnified, unless satisfactory indemnity is provided to it. Subject to Section 5 hereof, the Collateral Agent may rely on any such direction given to it by the Demand Noteholders and shall be fully protected, and shall under no circumstances (absent the gross negligence and willful misconduct of the Collateral Agent) be liable to the Companies, any holder of any Secured Obligations or any other Person for taking or refraining from taking action in accordance therewith. Absent written instructions from the Demand Noteholders at a time when a Notice of Actionable Default shall be outstanding or the Required Holders in the case of an emergency in order to protect any of the Collateral, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Noteholders and shall give notice to each of the Noteholders of any such actions taken.

     3.2    ACTIONS WITH RESPECT TO THE COLLATERAL.

     Each of the Companies and each of the Noteholders hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Collateral Agent's discretion, subject to Sections 2.1 and 3.1 hereof, so long as any Notice of Actionable Default is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the

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foregoing, each Company hereby acknowledges that the Collateral Agent shall have all powers and remedies set forth in the Security Documents, subject to Sections
2.2 and 3.1 hereof.

         4. PRIORITY OF RIGHTS AGAINST COLLATERAL AND PROCEEDS THEREOF.

     It is the intent of the parties hereto that each of the Noteholders shall be paid from the proceeds of the Collateral their Ratable Share, subject, however, to the following:

          (a) If and to the extent the Collateral Agent receives any identifiable net cash proceeds of any of the Collateral following an Actionable Default, such amounts shall be applied (i) FIRST, to reimburse the Collateral Agent for any and all reasonable fees, costs, expenses, disbursements and losses which shall have been incurred by the Collateral Agent in connection with the collection of such proceeds by the Collateral Agent, for the exercise, protection or enforcement by the Collateral Agent of all or any of the rights, remedies, powers and privileges of the Collateral Agent under any of the Security Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Collateral Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Collateral Agent to such proceeds,
     (ii) SECOND, each Noteholder shall receive its Ratable Share of such amounts until indefeasible payment in full of the Secured Obligations up to the Total Exposure; (iii) THIRD, to the Borrower or the Subsidiary Guarantors or to such party as a court of competent jurisdiction shall direct.

          (b) If the Collateral Agent receives any non-cash distributions or proceeds in respect of the Collateral, then, unless the Security Documents expressly provide to the contrary, the Collateral Agent shall hold such non-cash distributions and proceeds thereof as Collateral upon the terms of this Agreement and the Security Documents until converted to cash and thereupon distributed in accordance with paragraph (a) of this Section 4.

                       5. CONCERNING THE COLLATERAL AGENT.

     5.1. LIMITATIONS ON RESPONSIBILITY OF COLLATERAL AGENT. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Security Document, except for those expressly made by it herein or therein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Companies to the Collateral, as to the security afforded by this Agreement or any Security Document or, except as set forth in Section 6, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Companies or to the holders of any of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care

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as it accords its own assets and the duty to account for monies received by it.
The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Companies of any of the covenants or agreements contained herein or any of the Credit Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement or any Security Document except for such Person's own gross negligence or willful misconduct. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Required Noteholders or, if after the occurrence of an Actionable Default, the Demand Noteholders, pursuant to the terms of this Agreement. The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it absent gross negligence or willful misconduct.

     5.2. RELIANCE BY COLLATERAL AGENT; ETC. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Default unless and until the Collateral Agent shall have received a Notice of Actionable Default or with respect to any other matter pertinent to this Agreement or any Security Document unless and except to the extent it has received written notice thereof or has actual knowledge thereof. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a Notice of Actionable Default to inquire whether an Actionable Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any certificate furnished to it by the Demand Noteholders and shall have no obligation, absent written instructions from the Demand Noteholders, to take or omit to take any action with respect to such Notice of Actionable Default. The Collateral Agent may rely upon and shall be protected in acting or refraining from acting upon any notice, instruction, certificate, report, correspondence, direction, instrument, statement, request or other document furnished to it hereunder or pursuant to any Security Document and reasonably believed by it to be genuine and, if applicable, to have been signed or presented by the proper person, and shall have no responsibility or duty to make inquiry as to or to determine the genuineness, accuracy or validity thereof (or any signature appearing thereon), or of the authority of the Person signing or presenting the same. With respect to any matter arising hereunder or under any of the Security Documents, the Collateral Agent may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with such opinion or advice. Any permissive right or power granted to the Collateral Agent hereunder or under any Security Document shall not be construed to be a duty.

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          5.2.1. NO OBLIGATION TO ACT. If the Collateral Agent has been requested by the Required Noteholders or, if after the occurrence of an Actionable Default, the Demand Noteholders, to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless, if so requested by the Collateral Agent, it shall have been provided indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

          5.2.2. DISPUTES. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder or under any Security Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

     5.3. RESIGNATION AND REMOVAL OF THE COLLATERAL AGENT.

          5.3.1 RESIGNATION.

          The Collateral Agent may at any time resign by giving written notice thereof to each Secured Party and the Companies, PROVIDED that no resignation shall be effective until a successor for the Collateral Agent is appointed. Upon notice of such resignation, the Required Noteholders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Noteholders and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a financial institution having a capital and surplus of at least One Hundred Million Dollars ($100,000,000). Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation, the provisions of this Agreement and the Security Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent (including with respect to the payment of Secured Obligations that may be owing to it). Any corporation or entity into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation or entity resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be a Collateral Agent under this Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

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          5.3.2 REMOVAL.

          Upon not less than thirty (30) days notice to The Bank of New York, the Required Noteholders may remove The Bank of New York as Collateral Agent hereunder for cause and appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's removal, the provisions of this Agreement and the Security Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent (including with respect to the payment of Secured Obligations that may be owing to it).

     5.4. EXPENSES AND INDEMNIFICATION BY THE COMPANIES. By countersigning this Agreement, the Companies jointly and severally agree (i) to reimburse the Collateral Agent the amounts set forth on SCHEDULE 1 attached hereto, and, on demand, for any reasonable costs, expenses and disbursements incurred by the Collateral Agent, including reasonable counsel fees and disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Security Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Secured Parties hereunder or under the Security Documents, and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys fees and costs) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any Security Document or any action taken or omitted by them under this Agreement or any Security Document; PROVIDED that the Companies shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents. The provisions of this Section 5.4 shall survive the termination of this Agreement and the removal of any Collateral Agent.

                       6. REPRESENTATIONS AND WARRANTIES.

     Each of the Collateral Agent, the Noteholders and, by countersigning this Agreement, the Companies, represents and warrants to the other parties hereto that (i) the execution, delivery and performance of this Agreement (A) have been duly authorized by all requisite corporate action on its part and (B) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or permit applicable to it and will not conflict with any provision of its corporate charter or bylaws or any agreement or other instrument binding

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upon it; and (ii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

                     7. CERTAIN INTERCREDITOR ARRANGEMENTS.

     7.1. TURNOVER OF COLLATERAL. If any Secured Party acquires custody, control or possession of any Collateral or proceeds therefrom (other than deposit accounts of the Borrowers and amounts on deposit therein), other than pursuant to the terms of this Agreement, such Secured Party shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent or, if the Collateral Agent shall so designate, an agent of the Collateral Agent (which agent may be a branch or affiliate of the Collateral Agent) in the same form of payment received, with appropriate endorsements for distribution in accordance with the provisions of Section 4. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral and proceeds in trust for the Collateral Agent. Notwithstanding the foregoing, none of the Noteholders shall be required to deliver to the Collateral Agent or such agent of the Collateral Agent, any amounts received by such Noteholders prior to receipt by the Collateral Agent of Notice of Actionable Default to the extent that such amounts constitute payments of principal on the New Secured Notes required to be made pursuant to the Indenture and due and paid prior to such date or regular payments of interest on such New Secured Notes due and paid prior to such date.

     7.2. PRO RATA SHARING.

     If the Collateral Agent's security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall nonetheless apply the proceeds of a Company's Collateral for the benefit of the holders of all Secured Obligations of such Company in the proportions (and in the priority) specified herein. To the extent that the Collateral Agent distributes proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

     7.3. PARI PASSU.

     Each of the Collateral Agent and each of the Noteholders acknowledges that the Collateral is being provided hereunder for the benefit of the Noteholders on a pari passu basis as set forth herein without any priority to one Noteholder over the other with respect to such Collateral (subject to the priority of payments to the Collateral Agent pursuant to Section 4 hereof ).

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           8. RELEASE OR SUBORDINATION OF COLLATERAL; FREEDOM TO DEAL.

     8.1. RELEASE OF COLLATERAL. Subject to the provisions of the Intercreditor Agreement, the Collateral Agent is hereby authorized to release Collateral and to provide such releases and termination statements with respect to any Collateral (a) upon receipt of instructions from the Required Noteholders, (b) upon a sale of assets by the Companies, or (c) as required pursuant to the Intercreditor Agreement.

     8.2. SUBORDINATION OF LIEN. The Collateral Agent may, in its discretion, subordinate by written instrument the Lien on all or any portion of the Collateral to the Senior Lender in connection with the Credit Agreements.

     8.3. LEGALLY REQUIRED RELEASES. Whether or not so instructed by all of the Noteholders, the Collateral Agent may release any Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law.

                         9. AMENDMENT OF THIS AGREEMENT.

     9.1. GENERAL. No waiver, modification or amendment of this Agreement or the Security Documents shall be effective unless the same shall be in writing and signed by the Required Noteholders (and, in the case of any Security Documents, subject to any applicable requirements set forth therein); PROVIDED, HOWEVER,
(i) no amendment or waiver shall adversely affect any present or former Collateral Agent's rights, immunities or rights to indemnification hereunder or under any of the Security Documents or expand its duties or reduce any amount payable to such Collateral Agent hereunder or under any Security Documents without the written consent of such Collateral Agent,; and (ii) no amendment to
Section 5.4 of this Agreement shall be effective without the written consent of each of the Companies.

     9.2. WAIVER. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

                               10. MISCELLANEOUS.

     10.1. FURTHER ASSURANCES, ETC. The Collateral Agent, the Noteholders, and, by countersigning this Agreement, the Companies agree to execute and deliver such other documents and instruments, (in form and substance reasonably satisfactory to the Collateral Agent, in the case of any request made to or by the Collateral Agent) and shall take such other action, in each case as the Collateral Agent or any Secured Party may reasonably request (and reasonably acceptable to the Collateral Agent in the case of any request made to or by the Collateral Agent, and subject to any reimbursement requirements set forth herein or in any of the applicable Credit Documents, the cost and expense of which the Companies, by countersigning this Agreement, agree to pay), to effectuate and carry out the provisions of this Agreement including, without limitation, by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other appropriate documents or instruments.

     10.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the Collateral Agent, each of the Noteholders and their respective successors and permitted assigns and shall be binding on the Companies and their successors and permitted assigns.

     10.3. NOTICES. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered to the addresses set forth in Section 13.2 of the Security Agreements.

Any such notice and other communications shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if mailed, sent by registered or certified first class mail postage prepaid, on the third Business Day following the mailing thereof; PROVIDED, HOWEVER, that a Notice of Actionable Default or any other notice to be delivered to the Collateral Agent pursuant to the terms of this Agreement shall not be deemed to have been received by the Collateral Agent until the Collateral Agent actually receives such notice.

     10.4. TERMINATION. Upon (i) receipt by the Collateral Agent from each Noteholder of notice that either (A) the Noteholder Debt has been indefeasibly paid in full in cash or defeased in accordance with the terms of the Indenture and the New Secured Notes or (B) the Noteholder Debt no longer constitutes Secured Obligations under the Security Documents and (ii) payment in full in cash of all Secured Obligations payable to the Collateral Agent pursuant to this Agreement or any applicable Credit Document, any remaining Liens created by the Security Documents shall terminate forthwith and all right, title and interest in the Collateral shall revert to the Companies and their successors and assigns.

     10.5. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS. THE PARTIES AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PARTIES BY MAIL AT THE ADDRESSES SPECIFIED IN Section 10.3. THE PARTIES HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     10.6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the parties hereto hereby waive any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the parties hereto (i) certifies that neither the Collateral Agent or the Noteholders nor any representative, agent or attorney of the Collateral Agent or the Noteholders has represented, expressly or otherwise, that the Collateral Agent would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into this Agreement, the Collateral Agent and the Noteholders are relying upon, among other things, the waivers and certifications contained in this Section 10.6.

     10.7. WAIVER OF RIGHTS. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

     10.8. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

     10.9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     10.10. SECTION HEADINGS. The section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     10.11. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any Security Document, as among the Secured Parties the provisions of this Agreement shall be controlling. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties hereto and the Secured Parties any rights or remedies under or by reason of this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Collateral Agent, the Noteholders and the Companies have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                              THE BANK OF NEW YORK,
                              in its capacity as Collateral Agent



                              By: /s/ Geovanni Barris
                                  -------------------------------------
                                    Name:  Geovanni Barris
                                    Title: Vice President


THE NOTEHOLDERS:


                              GREYWOLF CAPITAL OVERSEAS FUND


                              By: /s/ William Troy
                                  ----------------------------------------------
                                    Name:  William Troy
                                    Title: Chief Operating Officer


                              GREYWOLF CAPITAL PARTNERS II LP


                              By: /s/ William Troy
                                  ----------------------------------------------
                                  Name:    William Troy
                                  Title:   Chief Operating Officer


                              TEJAS SECURITIES GROUP, INC. 401K PLAN
                              & TRUST
                              JOHN GORMAN TTEE UAD 1/1/96 FBO JOHN
                              J GORMAN


                              By: /s/ John Gorman
                                  ----------------------------------------------
                                  Name:    John Gorman
                                  Title:   Trustee

Signature Page to Collateral Agency Agreement

                              SCHOTTENFELD QUALIFIED ASSOCIATES


                              By: /s/ Richard Schottenfeld
                                  ----------------------------------------------
                                  Name:    Richard Schottenfeld
                                  Title:   Managing Member of the General
                                           Partner


                              LC CAPITAL MASTER FUND, LTD.


                              By: /s Steven Lampe
                                  ----------------------------------------------
                                  Name:    Steven Lampe
                                  Title:   Managing Member of the Advisor


                              SINGER CHILDREN'S MANAGEMENT
                              TRUST


                              By: /s/ Gary Singer
                                  ----------------------------------------------
                                  Name:    Gary Singer
                                  Title:   Investment Advisor



                              LOEB PARTNERS CORP.


                              By  /s/ Robert Grubin
                                  ----------------------------------------------
                                  Name:    Robert Grubin
                                  Title:   Vice President



                              JMG TRITON OFFSHORE FUND LIMITED

                              BY ITS INVESTMENT MANAGER, PACIFIC ASSETS
                              MANAGEMENT, LLC


                              By /s/ Jonathan Glaser
                                 -----------------------------------------------
                                  Name:    Jonathan Glaser
                                  Title:   Member Manager

Signature Page to Collateral Agency Agreement

                              JMG CAPITAL PARTNERS

                              BY ITS GENERAL PARTNER, JMG CAPITAL
                              MANAGEMENT, LLC


                              By /s/ Jonathan Glaser
                                 -----------------------------------------------
                                  Name:    Jonathan Glaser
                                  Title:   Member Manager



                              WINDWARD CAPITAL, L.P.


                              By: /s/ Kim Emerson Morris
                                  ----------------------------------------------
                                  Name:    Kim Emerson Morris
                                  Title:   Portfolio Manager

Signature Page to Collateral Agency Agreement

ACCEPTED AND AGREED TO:


THE BORROWER:

iBASIS, INC.


By: /s/ Gordon J. Vanderbrug
    -------------------------------------
        Name:  Gordon J. Vanderbrug
        Title: Executive Vice President


THE SUBSIDIARY GUARANTORS:

iBASIS GLOBAL, INC.


By: /s/ Gordon J. Vanderbrug
    ------------------------------------------
        Name:  Gordon J. Vanderbrug
        Title: Executive Vice President


iBASIS SECURITIES CORPORATION


By: /s/ Gordon J. Vanderbrug
    ------------------------------------------
        Name:  Gordon J. Vanderbrug
        Title: Executive Vice President


Signature Page to Collateral Agency Agreement iBASIS HOLDINGS, INC.


By:/s/ Ofer Gneezy
   ----------------------------------------------------
        Name:  Ofer Gneezy
        Title: Presiden and Chief Executive Officer

Signature Page to Collateral Agency Agreement

                                                                      SCHEDULE I

                        AMOUNTS OWED TO COLLATERAL AGENT

                                 (SEE ATTACHED.)